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                    DIRECTOR PREFERRED PLUS (SERIES I AND IR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-91925



      SUPPLEMENT DATED OCTOBER 3, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

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               SUPPLEMENT DATED OCTOBER 3, 2003 TO YOUR PROSPECTUS

Effective as of the close of the New York Stock Exchange on December 3, 2003, the First American International Portfolio, First American Large Cap Growth Portfolio, First American Mid Cap Growth Portfolio, First American Small Cap Growth Portfolio and First American Technology Portfolio Sub-Accounts will be closed to new and subsequent Premium Payments and transfers of Contract Value.

If you are enrolled in any Dollar Cost Averaging, InvestEase(R), or Asset Rebalancing Program with allocations to any of the affected Sub-Accounts, your program enrollment will be terminated as of the close of the New York Stock exchange on December 3, 2003.


        THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.

HV- 4277